DEFERRED AMOUNTS AND OTHER ASSETS	12 Months Ended
Dec. 31, 2015
DEFERRED AMOUNTS AND OTHER ASSETS
DEFERRED AMOUNTS AND OTHER ASSETS

13.DEFERRED AMOUNTS AND OTHER ASSETS

December 31,	2015	2014
(millions of Canadian dollars)
Regulatory assets (Note 5)	1,662	1,752
Long-term portion of derivative assets (Note 24)	373	199
Affiliate long-term notes receivable (Note 30)	152	183
Contractual receivables	432	382
Deferred financing costs	200	166
Other	490	526
	3,309	3,208

As at December 31, 2015, deferred amounts of $406 million (2014 - $366 million) were subject to amortization and are presented net of accumulated amortization of $193 million (2014 - $189 million). Amortization expense for the year ended December 31, 2015 was $55 million (2014 - $38 million; 2013 - $34 million).